UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): August 9, 2022

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 9, 2022, Carlisle Companies Incorporated (the “Company”) announced that Nicholas J. Shears will retire from the Company as Group President of Carlisle Construction Materials, effective September 30, 2022, after 38 years of valuable service to the Company.
In connection with Mr. Shears’ retirement, the Company entered into a letter agreement with Mr. Shears, which will become effective on October 1, 2022, subject to Mr. Shears’ retirement on September 30, 2022 (the “Letter Agreement”). In accordance with the Letter Agreement, Mr. Shears will provide services to the Company as a consultant for a period of nine (9) months ending June 30, 2023. In his capacity as a consultant to the Company, Mr. Shears will perform all services and projects and assist with a smooth transition of his position as may be requested by the Chair and Chief Executive Officer of the Company. Under the Letter Agreement, Mr. Shears will receive a monthly consulting fee of $117,350 on the fifteenth (15th) day of each month for the term of the Letter Agreement. Mr. Shears will also be eligible for a cash bonus payment with respect to 2022 in accordance with the Company’s Incentive Compensation Program (the “Program”) to be paid no later than March 15, 2023.
The foregoing reference to the Incentive Compensation Program is qualified in its entirety by reference to the full text of the Program. A copy of the Program (as amended and restated) is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2022.
The preceding summary of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
A copy of the Company’s press release relating to Item 5.02 herein is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title
10.1	Letter Agreement, dated August 9, 2022, between the Company and Nicholas J. Shears
99.1	Press Release, dated August 9, 2022, titled "Carlisle Companies Announces the Retirement of Nicholas J. Shears as Group President of Carlisle Construction Materials."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	August 9, 2022	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer